ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the “Trust”)
AZL MVP BlackRock Global Strategy Plus Fund
(the “Fund”)

Supplement dated September 30, 2019,
 to the Prospectus dated April 29, 2019, and
to the Statement of Additional Information (“SAI”) dated April 29, 2019

This supplement updates certain information contained in the prospectus and in the SAI and should be attached to the prospectus and the SAI and retained for future reference.

Changes to the Name, Investment Objective and Principal Investment Strategies of the Fund

The Board of Trustees of the Trust has approved changes to the name, investment objective and principal investment strategies of the Fund, to be carried out beginning on or about September 30, 2019, and completed by on or about December 6, 2019. Accordingly, effective on or about November 15, 2019:

The name of the Fund will be changed to AZL MVP Global Balanced Index Strategy Fund. All references in the prospectus and SAI to the name of the Fund are revised to reflect the new name.

The Investment Objective of the Fund, found at page 39 of the prospectus, is changed to:  The Fund seeks long-term capital appreciation with preservation of capital as an important consideration.

The Principal Investment Strategies of the Fund, located at page 39 of the prospectus, are revised to reflect that the Fund will no longer invest in the AZL BlackRock Global Allocation Fund, will begin to invest in the AZL MSCI Emerging Markets Equity Index Fund and will seek to achieve its investment objective by investing primarily in a combination of three underlying funds, as shown below. The AZL MSCI Emerging Markets Equity Index Fund seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets, and is subadvised by BlackRock Investment Management, LLC.

FUND                                                              TARGET ALLOCATION
•	AZL MSCI Global Equity Index Fund 42.5%
•	AZL MSCI Emerging Markets Equity Index Fund 5%
•	AZL Enhanced Bond Index Fund 47.5%

AZL-004-0518